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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of report (Date of earliest
                                event reported):
                                  April 9, 2003




                          IMCLONE SYSTEMS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)





     Delaware                       0-19612                     04-2834797
    (State of              (Commission File Number)          (I.R.S. Employer
  incorporation                                             Identification No.)
 or organization)






                          180 Varick Street, 6th Floor,
                            New York, New York 10014
    (Address, including zip code of Registrant's principal executive offices)


       Registrant's telephone number, including area code: (212) 645-1405



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Item 5  Other Events

     On April 9, 2003, ImClone Systems Incorporated issued a press release announcing the further delay of the release of its financial results for the fourth quarter and year ended December 31, 2002 as well as the filing of its annual report on Form 10-K with the Securities and Exchange Commission. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

Item 7   Exhibits

     (c).Exhibits

     99.1 Press Release dated April 9, 2003.

Item 12.  Results of Operations and Financial Conditions

     See Item 5, above.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ImClone Systems Incorporated
                                    By: /s/ Clifford R. Saffron
                                        ---------------------------------------
                                        Name:  Clifford R. Saffron
                                        Title: Senior Vice President, Legal and
                                               General Counsel


Date: April 9, 2003




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                                  EXHIBIT INDEX


Exhibit No.              Description

99.1                     Press release dated April 9, 2003